UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         APRIL 15, 2005
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                         OIL-DRI CORPORATION OF AMERICA
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        (Exact name of registrant as specified in its charter)


         DELAWARE                    0-8675              36-2048898
---------------------------     ------------------     ----------------
     (State or other            (Commission File        (IRS Employer
     jurisdiction of                 Number)           Identification
   incorporation) No.)


       410 NORTH MICHIGAN AVENUE
               SUITE 400
           CHICAGO, ILLINOIS                             60611-4213
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (312) 321-1515
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    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On April 15, 2005, Oil-Dri Corporation of America (the "Registrant") issued a press release announcing price increases for all of its product groups. A copy of the press release is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) None.

(b) None.

(c) Exhibits


Exhibit
Number                     Description of Exhibits
-------         ------------------------------------------------

   99.1         Press Release of Registrant dated April 15, 2005.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OIL-DRI CORPORATION OF AMERICA



                          By: /S/  CHARLES P. BRISSMAN
                              --------------------------------
                              Charles P. Brissman
                              Vice President and General Counsel




Date: April 15, 2005

                                  EXHIBIT INDEX


Exhibit
Number                     Description of Exhibits
-------         ------------------------------------------------

   99.1         Press Release of Registrant dated April 15, 2005.

                                                                  Exhibit 99.1


RELEASE:  Immediate                                CONTACT:  Ronda J. Williams
                                                             312-706-3232

                        OIL-DRI ANNOUNCES PRICE INCREASES

CHICAGO - April 15, 2005 -Oil-Dri Corporation of America (NYSE: ODC) announces price increases for all product groups effective immediately.

"We continue to see significant cost increases in fuel, packaging materials and freight, all of which are major inputs to our cost of goods," said Dan Jaffee, President and CEO.

Industry data indicates record increases of the company's critical external inputs, including natural gas, resin and diesel fuel for freight. Oil-Dri uses the PPI Index for Industrial Commodities (WPU03thru15) to govern the price adjustments with its long-term, contractual partners. Using February's data, this index is up 7.6%, year over year.

Price increases are scheduled for immediate implementation and will affect all business segments including, consumer products, fluids purification, agriculture, sports turf, animal health and nutrition and industrial businesses.

                                  ###

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OIL-DRI CORPORATION OF AMERICA IS THE WORLD'S LARGEST MANUFACTURER OF CAT LITTER
AND A LEADING SUPPLIER OF SPECIALTY SORBENT PRODUCTS FOR INDUSTRIAL, AUTOMOTIVE, AGRICULTURAL, HORTICULTURAL AND SPECIALTY MARKETS.

THIS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY'S EXPECTED PERFORMANCE FOR FUTURE PERIODS, AND ACTUAL RESULTS FOR SUCH PERIODS MIGHT MATERIALLY DIFFER. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES WHICH INCLUDE, BUT ARE NOT LIMITED TO, INTENSE COMPETITION FROM MUCH LARGER ORGANIZATIONS IN THE CONSUMER MARKET; THE LEVEL OF SUCCESS IN IMPLEMENTATION OF PRICE INCREASES AND SURCHARGES; INCREASING ACCEPTANCE OF GENETICALLY MODIFIED AND TREATED SEED AND OTHER CHANGES IN OVERALL AGRICULTURAL DEMAND; INCREASING REGULATION OF THE FOOD CHAIN; CHANGES IN THE MARKET CONDITIONS, THE OVERALL ECONOMY, ENERGY PRICES, AND OTHER FACTORS DETAILED FROM TIME TO TIME IN THE COMPANY'S ANNUAL REPORT AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.